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                                                                   EXHIBIT 10.15

                        ADMINISTRATIVE SERVICES AGREEMENT

         This Administrative Services Agreement ("Agreement") is entered into as of August 1, 1997 ("Effective Date") by and among NEW YORK RADIATION THERAPY MANAGEMENT SERVICES, INCORPORATED, a New York corporation ("MANAGEMENT SERVICES") and YONKERS RADIATION MEDICAL PRACTICE, P.C., a New York professional corporation ("YRMP").

                                    RECITALS

         A. YRMP is a New York professional corporation that engages in the business of providing or arranging for the provision of health care services (the "Practice"). YRMP has entered into and throughout the term of this Agreement may (if MANAGEMENT SERVICES does not do so on behalf of YRMP and in the name of YRMP as provided herein) continue to enter into arrangements with insurers, HMOs and other third-party payors ("Payors") to provide or arrange for the provision of health care services to persons covered by those Payors ("Enrollees").

         B. YRMP has entered into written employment agreements with physicians and other health care providers and health care professionals ("Employed Providers") licensed to practice in the State of New York. YRMP may also enter into independent contractor agreements with various physicians and other health care providers and healthcare professionals ("Contracting Providers") to assist YRMP in providing or arranging for the provision of health care services to Enrollees and other patients of YRMP (collectively, "Patients").

         C. MANAGEMENT SERVICES engages in the business of providing certain administrative and support services concerning the day-to-day affairs of radiation therapy centers (the "Centers"), both in their startup and established phases, and in providing space in the Centers, equipment, furnishings, supplies, inventory and non-medical personnel to Centers and facilities management in connection therewith.

         D. YRMP desires to secure certain administrative services from MANAGEMENT SERVICES in connection with its operation of the Practice in the Centers, and to lease from MANAGEMENT SERVICES certain space, equipment, furnishings, supplies and inventory in connection therewith.

         E. YRMP and MANAGEMENT SERVICES desire to enter into a written agreement for the provision by MANAGEMENT SERVICES, on an exclusive basis, of administrative services to YRMP with respect to the Practice, and for the provision of space, furnishings, supplies, inventory, non-medical personnel and management services to the Practice, so as to permit YRMP to devote its efforts on a concentrated and continuous basis to the rendering of medical services to its Patients.

         NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties agree as follows:

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                           I. RESPONSIBILITIES OF YRMP

         1.1. Sole Responsibility for All Medical and Professional Matters. All medical and professional matters relating to the provision of radiation therapy or oncology services to Patients at the Centers shall be the sole responsibility of YRMP. YRMP shall use and occupy the facilities provided by MANAGEMENT SERVICES hereunder exclusively for the practice of medicine. YRMP expressly acknowledges that the medical practice or practices conducted at these facilities shall be conducted solely by its Employed Providers and Contracting Providers. YRMP shall be solely responsible for identifying appropriate YRMP personnel, including Employed Providers and Contracting Providers, to treat the Patients.

         1.2. Employed Providers and Contracting Providers. YRMP shall have complete control of and responsibility for the hiring, engagement, compensation, supervision evaluation and termination of all Employed Providers and Contracting Providers, including nurses, physician assistants and other licensed health care professionals. With respect to physicians, YRMP shall only employ and contract with licensed physicians meeting applicable credentialing guidelines established by YRMP. YRMP shall be responsible for the payment of salaries and wages, compensation, payroll taxes, employee benefits, and all other taxes and charges now or hereafter applicable to Employed Providers and Contracting Providers, and other licensed health care professional personnel. A list of all current Employed Providers and Contracting Providers is attached as Exhibit B hereto. Prior to making any changes with respect to any of the Employed Providers or Contracting Providers, YRMP shall consult with MANAGEMENT SERVICES although MANAGEMENT SERVICES shall provide input only and shall not conclude whether an Employed Provider should be hired or terminated. YRMP shall also consult with MANAGEMENT SERVICES for MANAGEMENT SERVICES' input with regard to the terms of contracts entered into between YRMP and .Employed Providers and Contracting Providers and the terms and conditions of their employment or engagement as independent contractors, as applicable.

         1.3. Fees, Charges and Payor Agreements. YRMP shall, after consultation with MANAGEMENT SERVICES, determine the fees, charges, premiums, or other amounts due in connection with its delivery of health care services to Patients. Such fees, charges, premiums, or other amounts, regardless of whether determined on a fee-for-service, capitated, prepaid, or other basis, shall be reasonable and consistent with the fees, charges, premiums and other amounts due to health care providers for similar services within the community under the type of reimbursement program involved. MANAGEMENT SERVICES shall provide input relating to the foregoing but shall not conclude the level of fees, charges, premiums, or other amounts YRMP should establish.

         1.4. Compliance with Law. YRMP shall be solely responsible for requiring all of its Employed Providers and Contracting Providers to comply with all laws, regulations and ethical and professional standards applicable to the practice of medicine. Employed Providers and Contracting Providers who are physicians shall at all times be licensed to practice medicine in the State of New York and all other states in which a Center at which such physician provides patients medical services is located.

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         1.5.     Centers; Hours of Operation; Staffing. YRMP shall conduct the
Practice from the current Centers set forth in Exhibit A as well as such hospitals and other facilities as YRMP may determine from time to time in consultation with MANAGEMENT SERVICES. Either party may recommend changes in or additions to the Centers. Any additional or substitute Center which is agreed upon by the mutual consent of the parties shall be deemed to be part of the Practice for the purposes of this Agreement. The hours of operation and the medical staffing of the Centers shall be established by the agreement of YRMP in consultation with MANAGEMENT SERVICES from time to time hereafter.

         1.6. Quality Assurance. YRMP shall rigorously monitor utilization and quality of services provided by Employed Providers and Contracting Providers, shall develop, maintain and administer quality assurance programs and performance standards and shall take all steps necessary to remedy any and all deficiencies in the efficiency or the quality of medical care provided.

         1.7. Patient Referrals. The parties agree that the payments to MANAGEMENT SERVICES for its services hereunder are not in any way contingent upon the admission, referral or any other arrangements for the provision of any item or service to YRMP's Patients. MANAGEMENT SERVICES shall neither make NOR accept any referrals of Patients hereunder.

         1.8. Professional Dues and Education Expenses. YRMP and its Employed Providers shall be solely responsible for the cost of membership in professional associations, and continuing professional education. YRMP shall ensure that each of its Employed providers participates in such continuing medical education as is necessary for such provider to remain current with professional licensure and community standards.

         1.9. Professional Insurance Eligibility. YRMP shall obtain and retain professional liability insurance by assuring that either its Employed Providers are insurable or instituting proceedings to terminate any Employed Provider who is not insurable or loses his or her insurance eligibility. Termination shall be effective no more than thirty (30) days from such determination. YRMP shall require all Employed Providers to participate in an on-going risk management program.

         1.10. Fees for Professional Services. MANAGEMENT SERVICES shall be solely responsible for legal, accounting and other non-medical professional services incurred by YRMP in operating the Practice absent a violation by YRMP of any provisions of this Agreement.

                   II. RESPONSIBILITIES OF MANAGEMENT SERVICES

         2.1. General Responsibility. MANAGEMENT SERVICES shall have general responsibility for providing fiscal services, administrative services, and other strategic and tactical support services to YRMP with respect to the Practice as provided hereunder or at the direction of YRMP, except as otherwise provided in this Agreement. Notwithstanding MANAGEMENT SERVICES's general and specific rights and responsibilities set forth in this Agreement, YRMP shall have full authority and control

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with respect to all medical, professional and ethical determinations over YRMP's
Practice to the extent required by federal, state and local laws, rules and regulations. MANAGEMENT SERVICES shall not engage in activities which constitute the practice of medicine under applicable law. MANAGEMENT SERVICES shall neither exercise control over nor interfere with the physician-patient relationship, which shall be maintained strictly between the physicians of YRMP and their Patients.

         2.2.     Responsibilities with Regard to Selected Patient- Related
Matters.

                  (a) Patient Relations. Scheduling. Etc. MANAGEMENT SERVICES shall assist YRMP in maintaining positive Patient relations by, among other things, in conjunction with and at the direction of YRMP: scheduling Patient appointments; responding to Patient grievances and complaints in matters other than medical evaluation, diagnosis, and treatment; and establishing and maintaining in YRMP's name and on YRMP's behalf Patient transfer arrangements to expedite referrals where medically necessary, as determined and requested by the attending physician.

                  (b) Recordkeeping. Patient medical records shall be and shall remain the property of YRMP, and the content thereof shall be solely the responsibility of YRMP. MANAGEMENT SERVICES shall assist YRMP in maintaining Patient medical records at the direction of YRMP and in accordance with applicable laws concerning their confidentiality and retention, and promptly making such records available to YRMP's Employed Providers, Contracting Providers and other appropriate recipients.

                  (c)      Quality Assurance.

                           (i)      In General. In accordance with criteria
established by YRMP and at the direction of YRMP, MANAGEMENT SERVICES shall assist YRMP in the development and implementation of appropriate quality assurance programs, including development of performance and utilization standards, sampling techniques for case review, and preparation of appropriately documented studies. Notwithstanding the foregoing, MANAGEMENT SERVICES shall not perform any duties that constitute the corporate practice of medicine.

                           (ii)     Periodic Independent Review. On behalf of
YRMP and at the direction of YRMP, MANAGEMENT SERVICES may periodically perform quality assurance and utilization reviews through nurses employed by YRMP; provided, however, that MANAGEMENT SERVICES shall not engage in activities which constitute the practice of medicine under applicable law. Alternatively and in consultation with YRMP, MANAGEMENT SERVICES may arrange for an independent quality assurance and utilization review to be performed periodically by persons who are unrelated to YRMP or MANAGEMENT SERVICES, or to any Affiliate of YRMP or MANAGEMENT SERVICES, which has expertise in such areas and which has been approved in advance by YRMP. Such review shall include a random sampling of medical records (consistent with laws regarding the confidentiality of medical records), an analysis of YRMP's quality assurance utilization review procedures, and an analysis of the appropriateness of costs associated with operating YRMP's medical practice at the Practice.

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         2.3.     Responsibilities with Regard to Selected Financial Matters.

                  (a) Billing. MANAGEMENT SERVICES shall submit on a timely basis all bills and necessary documentation required by Patients and Payers in order to obtain payment in connection with YRMP's delivery of health care services at the Practice or its arrangement for the delivery of such services. In seeking such payment, MANAGEMENT SERVICES shall act as YRMP's exclusive agent in billing and collecting professional fees, charges and other amounts owed to YRMP. In this connection, YRMP hereby appoints MANAGEMENT SERVICES, during the term of this Agreement, as YRMP's true and lawful attorney-in-fact, with power of substitution, for the following purposes relating to the Practice:

                           (i)      To bill YRMP's Patients on YRMP's behalf and
in YRMP's name.

                           (ii)     To collect accounts receivable generated by
such billings on YRMP's behalf, including, where deemed appropriate by MANAGEMENT SERVICES and approved in advance by YRMP, settling and compromising claims, assigning such accounts receivable to a collection agency or the bringing of legal action against a Patient or Payor on YRMP's behalf.

                           (iii)    To receive payments on behalf of YRMP from
Patients and Payors, to cause such payments to be deposited into appropriate depository accounts (each such depository account, a "Collections Account") and to write checks against or otherwise withdraw such payments to pay YRMP Expenses (as hereinafter defined).

                  (b) Accounting. MANAGEMENT SERVICES shall direct and maintain the operation of an appropriate accounting system with respect to YRMP's operation of the Practice which shall perform all bookkeeping and accounting services required for the operation of the Practice, including the maintenance, custody and supervision of business records, ledgers and reports; the establishment, administration and implementation of accounting procedures, controls and systems. Such accounting system shall allow MANAGEMENT SERVICES to prepare the reports specified in Section 2.3(c).

                  (c) Reporting. MANAGEMENT SERVICES shall present to YRMP reports on the financial condition of YRMP on the basis set forth below in clauses (i) and (ii) and such other reports that YRMP may reasonably request, including daily activity reports, weekly analyses, alternative delivery system reports, backlog reports and the like. MANAGEMENT SERVICES also shall provide such reports as may be required by any regulatory agency having jurisdiction over the operations of YRMP.

                  The reports initially required to be delivered to YRMP under this Section 2.3(c) with respect to the Practice are as follows:

                           (i)      As soon as possible after the close of each
month, a balance sheet and a related statement of revenues and expenses showing the results of YRMP's operations for the preceding month of the fiscal year and the year to date.

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                           (ii)     As soon as possible after the close of each
fiscal year, a balance sheet and related statement of revenues and expenses showing the results of YRMP's operations during that fiscal year.

         2.4.     Responsibilities with Respect to Facilities Management.

                  (a) Office Management Services. MANAGEMENT SERVICES shall provide, supervise and direct the development of appropriate and efficient office management services with respect to YRMP's operation of the Practice.

                  (b) Centers. MANAGEMENT SERVICES shall provide, manage and maintain the real property comprising the Centers and reasonable improvements during the term of this Agreement. In consultation with YRMP, MANAGEMENT SERVICES shall oversee all management, maintenance and other decisions pertaining to the Centers consistent with the terms of this Agreement. MANAGEMENT SERVICES shall maintain the Centers in good condition and repair, reasonable wear and tear excepted. MANAGEMENT SERVICES shall provide YRMP with all utilities (including water, gas and electricity), heat, air conditioning, telephone, janitorial services and disposal services (including the disposal of medical wastes) required in connection with the operation of the Centers. YRMP acknowledges that the space allocated for the provision of medical services is adequate and not excessive for its needs at the commencement of this Agreement. YRMP shall notify MANAGEMENT SERVICES if the space allocated to it hereunder does not meet YRMP's needs at any point during the term of this Agreement. Upon the request of YRMP and after consultation with MANAGEMENT SERVICES, MANAGEMENT SERVICES will procure additional space for yrmp'S provision of medical services hereunder.

                  (c)      Use of Assets.

                           (i)      MANAGEMENT SERVICES shall lease or purchase
and, when necessary, replace equipment and furnishings needed for the delivery of health care services by YRMP at the Centers and for the delivery of services provided by MANAGEMENT SERVICES pursuant to this Agreement. MANAGEMENT SERVICES shall consult with YRMP with respect to the suppliers, prices and specifications of such equipment and furnishings. MANAGEMENT SERVICES shall use its best efforts to keep and maintain the equipment and furnishings used by YRMP at the Centers in good working order and condition.

                           (ii)     All assets provided or purchased under this
Agreement by MANAGEMENT SERVICES, including any management information systems, shall remain the property of MANAGEMENT SERVICES and YRMP shall have the right to use such assets only during the term of this Agreement.

                           (iii)    Nothing in this Agreement shall be construed
to affect or limit in any way the professional discretion of YRMP to select and use equipment, furnishings, inventory and supplies purchased by MANAGEMENT SERVICES in accordance with the terms of this Agreement insofar as such selection or use constitutes or might constitute the practice of medicine.

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                  (d)      Supplies and Inventory. MANAGEMENT SERVICES shall
provide and replenish, as necessary and as may be permitted by applicable law, the inventory and supplies needed for the delivery of medical services by YRMP and for the delivery of services by MANAGEMENT SERVICES pursuant to this Agreement. MANAGEMENT SERVICES shall consult with YRMP with respect to the suppliers, prices and specifications of such inventory and supplies.

                  (e) No Warranties. YRMP ACKNOWLEDGES THAT MANAGEMENT SERVICES MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, AS TO THE SUITABILITY OR ADEQUACY OF ANY FACILITIES, EQUIPMENT, FURNISHINGS, INVENTORY OR SUPPLIES PROVIDED PURSUANT TO THIS AGREEMENT FOR THE CONDUCT OF A MEDICAL PRACTICE OR FOR ANY OTHER PARTICULAR PURPOSE.

         2.6.     Other Responsibilities.

                  (a) Public Relations. MANAGEMENT SERVICES shall propose, directly or indirectly, public relations programs for YRMP's use to enhance its public relations. All public relations materials and all signage shall be in the name of YRMP. Such public relations shall comply with applicable laws and regulations governing the use of promotional activities by the medical profession and with applicable standards of medical ethics.

                  (b)      Insurance.

                           (i)      Property Insurance. MANAGEMENT SERVICES
shall obtain and maintain during the term of this Agreement, if available on commercially reasonable terms, property damage insurance protecting the Practice premises and the personal property located therein against such hazards and in such amounts as MANAGEMENT SERVICES determines are reasonably prudent; general liability insurance in such amounts as MANAGEMENT SERVICES determines are reasonably prudent.

                           (ii)     General Liability Insurance. YRMP shall
obtain and maintain during the term of this Agreement general liability insurance in such amounts as YRMP determines are reasonably prudent. YRMP shall name MANAGEMENT SERVICES as an additional insured on such policies.

                           (iii)    Malpractice Insurance. It is understood that
YRMP and its Employed Providers shall, at YRMP's cost, at all times be covered by malpractice insurance with coverage in usual and customary amounts for practitioners of the same profession and specialties in New York and, if applicable, other states. YRMP shall ensure that its written agreements with Contracting Providers who are physicians require such Contracting Providers to at all times be covered by malpractice insurance in amounts that are usual and customary for practitioners of the same profession and specialty in New York and, if applicable, other states. Such malpractice policies shall name MANAGEMENT SERVICES as an additional insured.

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                           (iii)    Copies of Insurance Policies. MANAGEMENT
SERVICES or YRMP shall, upon request by YRMP or MANAGEMENT SERVICES, as the case may be, promptly provide YRMP or MANAGEMENT SERVICES, as the case may be, with copies of all policies of insurance that it procures under this Agreement. Each such policy shall provide that it cannot be modified or terminated except after thirty (30) days written notice to MANAGEMENT SERVICES.

                  (c) Personnel. MANAGEMENT SERVICES shall furnish the services of all personnel other than physicians, nurses, physician assistants or other licensed health care professionals required for the operation of the Practice. Except as specifically provided in this Section 2.6(c), MANAGEMENT SERVICES has the power to recruit, hire, train, promote, assign, set the compensation level for, and discharge all personnel. Any nonprofessional personnel employed by MANAGEMENT SERVICES who perform patient care services shall perform such services under the exclusive direction, supervision and control of YRMP, while all other services of MANAGEMENT SERVICES personnel shall be performed under the exclusive direction, supervision and control of MANAGEMENT SERVICES. If YRMP is dissatisfied with the services of any personnel employed by MANAGEMENT SERVICES, YRMP shall consult with MANAGEMENT SERVICES. MANAGEMENT SERVICES shall in good faith determine whether the performance of that employee could be brought to acceptable levels through counsel and assistance, or whether, if requested by YRMP (provided that such employee is not an officer or senior manager of MANAGEMENT SERVICES), such employee should be removed from providing services for YRMP. Employee assignments shall be made with the intention of assuring consistent and continued rendering of high quality medical support services and to ensure prompt availability and accessibility of individual medical support personnel to physicians in order to develop constant, familiar and routine working relationships between individual physicians and individual members of the medical support personnel.

                  (d) Employed Providers. MANAGEMENT SERVICES shall assist YRMP in the administration of any employee benefit plans established by YRMP as directed by YRMP.

                  (e) Managed Care Agreements. MANAGEMENT SERVICES shall negotiate, enter into (to the extent deemed advisable by YRMP) and administer all managed care agreements on behalf and at the direction of YRMP and shall consult with YRMP on all professional and clinical matters relating thereto.

                           III. FINANCIAL ARRANGEMENTS

         3.1. Service Fee. For the services to be provided hereunder by MANAGEMENT SERVICES and subject to the provisions of this Section 3.1, YRMP shall pay to MANAGEMENT SERVICES a Management Fee of Thirty Thousand Dollars $30,000.00. Such fee shall be payable on a monthly basis. The parties agree that the Management Fee represents the fair market value of the services provided by MANAGEMENT SERVICES hereunder and that such fee shall be recalculated annually and the new fee shall go into effect as of January 1 of each calendar year.

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         3.2.     Security Agreement; YRMP Expenses. To secure YRMP's payment obligations hereunder, YRMP is concurrently herewith entering into a security agreement, in form acceptable to MANAGEMENT SERVICES, to grant to MANAGEMENT SERVICES a security interest in the accounts receivable of YRMP and all of YRMP's rights to receive payments under managed care contracts. YRMP shall cooperate with MANAGEMENT SERVICES and execute all reasonably necessary documents in connection with the granting of such security interest.

         All payments on behalf of YRMP from Patients and Payors shall be deposited into one or more Collection Accounts. To the extent YRMP receives any such payments, YRMP shall direct such payments to MANAGEMENT SERVICES for deposit in one or more Collection Accounts.

         3.4. Arbitration. Any controversy or claim arising out of or relating to this Agreement or the transactions contemplated hereby, including any controversy or claim arising out of or relating to the parties' decision to enter into this Agreement or the transactions contemplated hereby, shall be settled by binding arbitration. Each party shall select an arbitrator who has at least three (3) years experience in health care or medical practice management or in health care or medical practice dispute resolution. The arbitration proceedings shall be confidential and the arbitrators may issue appropriate protective orders to safeguard each party's confidential information. Such protective orders shall be enforceable by any court of competent jurisdiction. Except as specifically provided in this section, the arbitration shall be conducted in accordance with the rules of conciliation and arbitration of the American Arbitration Association. The two arbitrators shall agree upon any issue no later than thirty (30) days after the date the second arbitrator has been engaged, and shall take into account the principles and objectives set forth in paragraph (b) below. If the two arbitrators cannot agree on a determination, then within five (5) days thereafter the two arbitrators shall select a third arbitrator, who shall have the same qualifications required for the first two arbitrators. No later than thirty (30) days after the date the third arbitrator is engaged, he or she shall determine which of the two positions best satisfies the provisions of the contract and the intent of the parties, taking into account the principles and objectives set forth in paragraph (b) below. The third arbitrator shall have no right to propose a middle ground between the two or to make any modification of the proposals of either party. The third arbitrator's determination shall be final and binding on all parties. The cost and expense of the third arbitrator shall be shared equally between the parties. If either party fails to engage an arbitrator as required hereunder, the arbitrator selected by the other party shall conduct the arbitration and make the final decision in accordance with this Section 3.4.

                  (b) The arbitration shall be conducted at the offices of MANAGEMENT SERVICES or such other mutually acceptable site. In conducting the arbitration, the arbitrator(s) shall consider the following principles and objectives of the parties in entering into this Agreement:

                           (i)      The parties contemplate that YRMP shall pay
MANAGEMENT SERVICES a flat fee for the fair market value of MANAGEMENT SERVICES' services hereunder.

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                           (ii)     The parties that MANAGEMENT SERVICES shall
in no way provide medical services to Patients.

                           (iii)    The parties contemplate an expansion of the
Practice by acquisition or purchase of other Centers and by expansion of the variety of specialty medical services provided and/or ancillary services provided.

                  IV. REPRESENTATIONS AND WARRANTIES; COVENANTS

         4.1. Representations and Warranties and Covenants of YRMP. YRMP hereby represents and warrants to MANAGEMENT SERVICES as follows:

                  (a) YRMP is and shall remain during the term of this Agreement a professional corporation duly organized, validly existing and in good standing under the laws of the State of New York, actively engaged in the practice of medicine, and possessing full corporate power and authority to own its properties and to conduct the business in which it engages.

                  (b) YRMP has full corporate power and authority to execute and deliver this Agreement and to engage in the transactions and obligations contemplated by this Agreement. Upon its execution, this Agreement shall constitute a valid and binding obligation of YRMP, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, moratorium, or other similar laws affecting generally the rights of creditors and by principles of equity. The party executing this Agreement on behalf of YRMP is duly authorized to do so.

                  (c) The consummation of the transactions contemplated by this Agreement will not: result in a breach of the terms, provisions, or conditions of or constitute a default under the Articles of Incorporation, By-Laws or other enabling or governing instruments of YRMP or any agreement to which YRMP is a party or by which it is bound; or, to the best knowledge of YRMP, constitute a violation of any applicable law or regulation.

         4.2. Covenants and Warranties of MANAGEMENT SERVICES. MANAGEMENT SERVICES hereby represents and warrants to YRMP as follows:

                  (a) MANAGEMENT SERVICES is and shall remain during the term of this Agreement a corporation which is duly organized, validly existing and in good standing under the laws of the State of New York, possessing full corporate power and authority to own its properties and to conduct the business in which it engages.

                  (b) MANAGEMENT SERVICES has full corporate power and authority to execute and deliver this Agreement and to engage in the transactions and obligations contemplated by this Agreement. Upon its execution, this Agreement shall constitute a valid and binding obligation of MANAGEMENT SERVICES, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, moratorium, or other similar laws affecting generally the rights of creditors and by

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principles of equity. The party executing this Agreement on behalf of MANAGEMENT
SERVICES is duly authorized to do so.

                  (c) The consummation of the transactions contemplated by this Agreement will not: result in any breach of the terms, provisions or conditions of or constitute a default under the Certificate of Incorporation, Bylaws or other enabling or governing instruments of MANAGEMENT SERVICES or any agreement to which MANAGEMENT SERVICES is a party or by which it is bound; or, to the best knowledge of MANAGEMENT SERVICES, constitute a violation of any applicable law or regulation.

                             V. TERM AND TERMINATION

         5.1. Term. This Agreement shall commence on the Effective Date and shall continue in effect until August 1, 2007 (the "Initial Term"), unless sooner terminated pursuant to this Article V. Thereafter, this Agreement shall automatically continue in effect for additional terms of five (5) years each (each such additional term, a "Renewal Term"), unless MANAGEMENT SERVICES notifies YRMP in writing not less than twelve (12) months or more than fifteen
(15) months prior to the expiration of the Initial Term or any then current Renewal Term of its intent to terminate this Agreement at the end of such term, or unless this Agreement is terminated pursuant to Section 5.2, Section 5.3,
Section 5.4 or Section 8.11 hereof.

         5.2. Events of Default. Each of the following shall constitute an "Event of Default" (the party causing such default is referred to as the "Breaching Party" and the other party is referred to as the "Non-Breaching Party"):

                  (a) The Breaching Party fails to make any payment required under this Agreement.

                  (b) The Breaching Party admits in writing its inability to pay its debts as they mature, makes any general assignment for the benefit of creditors, or seeks to avail itself of any law for the release of insolvent debtors.

                  (c) Insolvency, bankruptcy, dissolution, liquidation, or receivership proceedings are commenced by or with the consent of the Breaching Party, or are pending for more than sixty (60) days against the Breaching Party.

                  (d) The Breaching Party fails to observe or otherwise breaches any material term, condition, covenant, or warranty of this Agreement.

         5.3. Termination. Subject to the provisions of this Article V, the Non-Breaching Party may terminate this Agreement upon the occurrence of an Event of Default in accordance with the following:

                  (a) In the event of the occurrence of an Event of Default referred to in Section 5.2(a) above, upon the expiration of thirty (30) days after written notice, which

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notice shall specify the amount of such payment and when it was due, unless the amount due is paid within such thirty (30) days.

                  (b) In the event of the occurrence of any other Event of Default, upon the expiration of ninety (90) days after written notice, which notice shall specify the nature and extent of such Event of Default to the Breaching Party, unless such Event of Default is remedied within such ninety
(90) days or, in the case of an Event of Default which cannot reasonably be remedied within ninety (90) days, unless the Breaching Party has made a good faith effort to begin to cure such Event of Default within such ninety (90) days.

         5.4. Termination Without Cause. Either party shall have the absolute right to terminate this Agreement without any further liability to the other (except as provided in Section 5.5 below), upon at least ninety (90) days notice.

         5.5.     Duties upon Termination or Expiration of This Agreement.

                  (a) If this Agreement is terminated upon expiration of its term, or earlier as provided in Sections 5.3, 5.4 or 8.11:

                           (i)      Neither party shall be released or
discharged from any obligation, debt or liability which has previously accrued or been incurred and remains to be performed upon the date of termination or expiration;

                           (ii)     Any sums of money owing by one party to the
other shall be paid immediately;

                           (iii)    YRMP shall return to MANAGEMENT SERVICES all
originals and copies of the Proprietary Information of any of the Protected Parties (as those terms are defined in Article VI) which are in the possession of YRMP or any other person or entity to whom it has delivered such originals and copies; and

                           (iv)     MANAGEMENT SERVICES shall return to YRMP all
originals and copies of all Patient Medical Records and records which will remain the property of YRMP pursuant to Section 7.2(b) hereof.

                           (v)      Damages and any other remedies available at
law or in equity may be sought and collected by the Non-Breaching Party from the Breaching Party in the event of a termination pursuant to Section 5.3 hereof.

                            VI. RESTRICTIVE COVENANTS

         6.1. Covenant Regarding Proprietary Information. In the course of the relationship created pursuant to this Agreement, YRMP will have access to certain methods, trade secrets, processes, ideas, systems, procedures, inventions, discoveries, concepts, software in various stages of development, designs, drawings, specifications, models, data, documents, diagrams, flow charts, research, economic and financial analysis, developments, procedures, know-how, policy manuals, financial data, form contracts, marketing ad other techniques, plans, materials, forms, copyrightable materials and trade information regarding the operations of MANAGEMENT SERVICES and/or of its Affiliates (collectively, the "Protected Parties"). The foregoing, together with the existence and terms of this Agreement, are referred to in this Agreement as "Proprietary Information". YRMP shall maintain all such Proprietary Information in strict secrecy and shall not divulge such information to any third parties, except as may be necessary for the discharge of its obligations under this Agreement. YRMP shall take all necessary and proper precautions against disclosure of any Proprietary Information to unauthorized persons by any of its officers, directors, employees or agents. All officers, directors, employees and agents of YRMP who will have access to all or any part of the Proprietary Information may be required to execute an agreement, at the reasonable request of MANAGEMENT SERVICES, valid under the law of the jurisdiction in which such agreement is executed, and in a form acceptable to MANAGEMENT SERVICES and its counsel, committing themselves to maintain the Proprietary Information in strict confidence and not to disclose it to any unauthorized person or entity. The Protected Parties not party to this Agreement are hereby specifically made third party beneficiaries of this Section 6.1, with the power to enforce the provisions hereof. Upon termination of this Agreement for any reason, YRMP and each of its Employed Providers and Contracting Providers shall cease all use of any of the Proprietary Information and, at the request of MANAGEMENT SERVICES, shall execute such documents as may be necessary to evidence YRMP's abandonment of any claim thereto. The parties recognize that a breach of this Section 6.1 cannot be adequately compensated in money damages and therefore agree that injunctive relief shall be available to the Protected Parties as their respective interests may appear.

         The obligations of YRMP under this Section 6.1 shall not apply to information: (i) which is a matter of public knowledge on or becomes a matter of public knowledge after the Effective Date of this Agreement, other than as a breach of the confidentiality terms of this Agreement or as a breach of the confidentiality terms of any other agreement between YRMP and MANAGEMENT SERVICES or its Affiliates; or (ii) was lawfully obtained by YRMP on a nonconfidential basis other than in the course of performance under this Agreement and from some entity other than MANAGEMENT SERVICES or its Affiliates or from some person other than one employed or engaged by MANAGEMENT SERVICES or its Affiliates, which entity or person has no obligation of confidentiality to MANAGEMENT SERVICES or its Affiliates.

         6.2. Covenants Not to Compete During the Term. The parties recognize that the services to be provided by MANAGEMENT SERVICES shall be feasible only if YRMP operates an active medical practice to which YRMP and Employed Providers devote full time and attention. To that end:

                  (a) Restrictive Covenants by YRMP. During the term of this Agreement, YRMP shall not establish, operate or provide physician or other health care services at any medical office, clinic or other health care facility providing services substantially similar to those provided by YRMP pursuant to this Agreement anywhere other than at the Centers and as may be approved in writing by MANAGEMENT SERVICES. YRMP shall also not enter into any management or administrative services agreement or arrangement with any person or entity other than MANAGEMENT SERVICES without MANAGEMENT SERVICES's prior written approval.

                  (b) Restrictive Covenants by Employed Physicians. All employment contracts between YRMP and its Employed Providers shall name MANAGEMENT SERVICES as a third-party beneficiary to the contract. The contracts shall include noncompetition agreements with its Employed Providers who are physicians, the substance and form of which is set forth as Exhibit C hereto, and which YRMP will enforce.

         6.3. Covenant Not to Compete Following Termination. For one (1) year following the termination of this Agreement by MANAGEMENT SERVICES pursuant to Section 5.3 or by either party pursuant to Section 8.11, YRMP shall not enter into any management or administrative services agreement or any similar arrangement with any person or entity for the provision of the same or similar services as MANAGEMENT SERVICES provides to YRMP under this Agreement.

         6.4. Covenant Not to Solicit. During the term of this Agreement and for one (1) year following the termination of this Agreement, YRMP shall not:

                  (a) Directly or indirectly solicit, recruit or hire, or induce any party to solicit, recruit or hire any person who is an employee of, or who has entered into an independent contractor arrangement with, MANAGEMENT SERVICES or any Affiliate of MANAGEMENT SERVICES (excluding any person who performs patient services);

                  (b) Directly or indirectly, whether for itself or for any other person or entity, call upon, solicit, divert or take away, or attempt to solicit, call upon, divert or take away any of MANAGEMENT SERVICES's customers, business, or clients; or

                  (c) Disrupt, damage, impair or interfere with the business of MANAGEMENT SERVICES.

         6.5. Enforcement. MANAGEMENT SERVICES and YRMP acknowledge and agree that since a remedy at law for any breach or attempted breach of the provisions of this Article VI or of Article VII shall be inadequate, either party shall be entitled to specific performance and injunctive or other equitable relief in case of any such breach or attempted breach, in addition to whatever other remedies may exist by law. All parties hereto also waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief. If any provision of
Article VI or Article VII relating to the restrictive period, scope of activity restricted and/or other provisions described therein shall be declared by a court of competent jurisdiction to exceed the maximum time period, scope of activity restricted or geographical area such court deems reasonable and enforceable under applicable law, the time period, scope of activity restricted and/or area of restriction held reasonable and enforceable by the court shall thereafter be the restrictive period, scope of activity restricted and/or the territory applicable to the restrictive covenant provisions in this Article VI or Article VII. The invalidity or non-enforceability of this Article VI or

Article VII in any respect shall not affect the validity or enforceability of the remainder of this Article VI or Article VII or of any other provisions of this Agreement.

                          VII. INFORMATION AND RECORDS

         7.1. Ownership of Records. At all times during and after the term of this Agreement, including any extensions or renewals hereof, all business records, including but not limited to, business agreements, books of account, general administrative records and all information generated under or contained in the management information system pertaining to MANAGEMENT SERVICES's obligations hereunder, and other business information of any kind or nature, except for Patient medical records and YRMP's Records (as defined in Section 7.2 below), shall be and remain the sole property of MANAGEMENT SERVICES; provided that after termination of this Agreement YRMP shall be entitled to reasonable access to such records and information, including the right to obtain copies thereof, for any purpose related to patient care or the defense of any claim relating to patient care or the business of MANAGEMENT SERVICES or YRMP.

         7.2. YRMP's Business and Financial Records. At all times during and after the term of this Agreement, the financial, corporate and personnel records and information relating exclusively to the business and activities of YRMP, as distinguished from the business and activity of MANAGEMENT SERVICES, hereinafter referred to as "YRMP's Records," shall be and remain the sole property of YRMP.

         7.3. Access to Records. Each party shall be entitled, upon request and with reasonable advance notice, to obtain access to all records of the other party directly related to the performance of such party's obligations pursuant to this Agreement; provided, however, that such right shall not allow for access to records that must necessarily be kept confidential. Either party, at its expense, shall have the right to make copies of any records to which it has access pursuant to this Section.

         7.4. Confidentiality of Records. MANAGEMENT SERVICES and YRMP shall adopt procedures for maintaining the confidentiality of the records relating to the operations of MANAGEMENT SERVICES and YRMP which do not constitute Proprietary Information, which information is not otherwise available to third parties publicly or by law, and shall comply with all applicable federal and state statutes and regulations relating to such records. Patient medical records and other privileged Patient information shall not be disclosed or utilized by YRMP or MANAGEMENT SERVICES or their agents or employees except as required or permitted by applicable laws and regulations.

                               VIII. MISCELLANEOUS

         8.1. Independent Contractor Status of Parties. In the performance of the work, duties and obligations under this Agreement, it is mutually understood and agreed that each party is at all times acting and performing as an independent contractor with respect to the other and that no relationship of partnership joint venture or employment is created by this Agreement. Neither party, nor any other person performing services on behalf of such party pursuant to this Agreement, shall have any right or claim against the other party for Social Security benefits, workers' compensation benefits, disability benefits, unemployment insurance benefits, health benefits, vacation pay, sick leave or any other employee benefits of any kind.

         8.2. No Waiver. The waiver by any party to this Agreement of any breach of any term or condition of this Agreement shall not constitute a waiver of subsequent breaches. No waiver by any party of any provision of this Agreement shall be deemed to constitute a waiver of any other provision.

         8.3. Notices. If, at any time after the execution of this Agreement, it shall become necessary or convenient for one of the parties to serve any notice, demand or communication upon the other party, such notice, demand, or communication shall be in writing and shall be served personally, by nationally recognized overnight courier which provides confirmation of delivery, or by depositing the same in the United States mail, registered or certified, return receipt requested, postage prepaid and,

                  (a) If intended for YRMP, then the notice shall be addressed to:

                  (b) If intended for MANAGEMENT SERVICES, then the notice shall be addressed to:

or to such other address as either party may have furnished to the other party in writing as the place for the service of notice. Any notice so mailed shall be deemed to have been given three (3) days after the same has been deposited in the United States mall; when delivered if the same has been given personally; or the next business day if the same has been delivered to a nationally recognized overnight courier service.

         8.4. Assignment. Neither party may sell, transfer, assign, or otherwise convey its rights or obligations under this Agreement without the prior written consent of the other, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, MANAGEMENT SERVICES shall have the right to (a) assign its rights and/or delegate all or any of its obligations to any of its Affiliates; and/or (b) subcontract some portion of its obligations hereunder to a third party which is not an Affiliate of MANAGEMENT SERVICES.

         8.5. Successors and Assigns. Subject to the provisions of this Agreement respecting assignment, the terms, covenants and conditions contained herein shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

         8.6. Severability. Nothing contained in this Agreement shall be construed to require the commission of an act contrary to law, and whenever there is any conflict between any provision of this Agreement and any statute, law, ordinance or regulation, the latter shall prevail. In such event, and in any case in which any provision of this Agreement is determined to be in violation of a statute, law, ordinance or regulation, the affected provision(s) shall be limited only to the extent necessary to bring it within the requirements of the law and, insofar as possible under the circumstances, to carry out the purposes of this Agreement. The other provisions of this Agreement shall remain in full force and effect, and the invalidity or unenforceability of any provision hereof shall not affect the validity and enforceability of the other provisions of this Agreement, nor the availability of all remedies in law or equity to the parties with respect to such other provisions.

         8.7. Third Parties. Except as provided in Article VII, nothing in this Agreement shall be construed to create any duty to, any standard of care with reference to or any liability to anyone not a party to this Agreement.

         8.8. Headings. The headings used in this Agreement are for convenience of reference only and shall have no force or effect in the construction or interpretation of the provisions of this Agreement.

         8.9. Time of the Essence. Time is of the very essence of each and all of the agreements, covenants and conditions of this Agreement.

         8.10. Governing Law. This Agreement shall be interpreted in accordance with and governed by the laws of the State of New York, to the jurisdiction of which each of the parties hereby submits.

         8.11. Contract Modifications for Prospective Legal Events. In the event any state or federal laws or regulations, now existing or enacted or promulgated after the Effective Date of this Agreement, are interpreted by judicial decision, a regulatory agency or legal counsel of both parties in such a manner as to indicate that the structure of this Agreement may be in violation of such laws or regulations (a "Structural Issue"), and if the basis of such violation relates to the management fee payable to MANAGEMENT SERVICES hereunder, MANAGEMENT SERVICES may elect either to terminate this Agreement, on not less than ninety (90) days written notice to YRMP, or negotiate and enter into an amendment of the management fee provisions of this Agreement in such manner as to alleviate such violation. In the event that MANAGEMENT SERVICES elects to negotiate an amendment of the management fee provisions of this Agreement, the parties shall be obligated to use their best efforts to negotiate such amendment based upon the principles set forth in Section 3.5(b)(v) hereof. In the event that the parties are unable to agree upon such amendment within thirty (30) days after the determination that such amendment is necessary, either party may elect either to terminate this Agreement, on not less than ninety (90) days written notice to the other, or submit the amendment of the provisions of this Agreement relating to the management fee to arbitration in accordance with the provisions of Section 3.5 hereof.

         In the event the basis of such violation relates to a matter other than the management fee, YRMP and MANAGEMENT SERVICES shall amend this Agreement, to the maximum extent possible, to preserve the underlying economic and financial arrangements between YRMP and MANAGEMENT SERVICES.

         The parties agree that an amendment to accomplish the purposes set forth in this Section 8.11 may require reorganization of YRMP or MANAGEMENT SERVICES, or both, and may require either or both parties to obtain appropriate regulatory licenses and approvals. If (a) such reorganization or obtaining such regulatory licenses and approvals is not reasonably possible, either party shall have the right to terminate this Agreement on not less than ninety (90) days written notice to the other party; or (b) such reorganization or obtaining such regulatory licenses and approvals would require MANAGEMENT SERVICES or YRMP to incur a material economic detriment or would result in a material economic detriment for MANAGEMENT SERVICES or YRMP, MANAGEMENT SERVICES or YRMP, as the case may be, shall have the right to terminate this Agreement on not less than ninety (90) days written notice to YRMP or MANAGEMENT SERVICES, as the case may be.

         MANAGEMENT SERVICES shall have no claim against YRMP, and YRMP shall have no claim against MANAGEMENT SERVICES, pursuant to the provisions of Section 4.1(c) hereof or Section 4.2(c) hereof, respectively, which is based upon or arises out of a Structural Issue.

         8.12. Language Construction. The language in all parts of this Agreement shall be construed, in all cases, according to its fair meaning, and not for or against either party hereto. The parties acknowledge that each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

         8.13. Indemnification. YRMP shall indemnify, hold harmless and defend MANAGEMENT SERVICES, its officers, directors, shareholders, employees, agents and independent contractors (the "MANAGEMENT SERVICES Group") from and against any and all liabilities, losses, damages, claims, causes of action, and expenses (including reasonable attorneys' fees and disbursements (a "MANAGEMENT SERVICES Loss")), caused or asserted to have been caused, directly or indirectly, by or as a result of the performance of medical services or any other acts or omissions by MANAGEMENT SERVICES and/or its partners, agents, employees and/or subcontractors (other than MANAGEMENT SERVICES) during the term hereof except with respect to any MANAGEMENT SERVICES Loss which is the result of any gross negligence or willful misconduct by a member of the MANAGEMENT SERVICES Group. MANAGEMENT SERVICES shall indemnify, hold harmless and defend YRMP, its officers, directors, partners employees, agents and independent contractors (the "YRMP Group") from and against any and all liabilities, losses, damages, claims, causes of action, and expenses (including reasonable judgment attorneys' fees and disbursements) (a "YRMP Loss"), caused or asserted to have been caused, directly or indirectly, by or as a result of the performance of any acts of omissions by MANAGEMENT SERVICES and/or its shareholders, agents, employees and/or subcontractors during the term hereof except with respect to any YRMP Loss which is the result of any gross negligence or willful misconduct by a member of the YRMP Group.

         8.14. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether written or oral, between or among parties regarding the subject matter of this Agreement.

         8.15. Incorporation by Reference. All exhibits and other attachments to this Agreement are incorporated by reference into this Agreement by such reference.

         8.16. Amendments Only in Writing. This Agreement may not be amended or modified in any respect whatsoever, except by an instrument in writing signed by the parties hereto.

         8.17. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be considered an original and all of which shall constitute one and the same agreement. This Agreement shall not become effective until it has been executed by all of the parties hereto.

         8.18. Commercial Impracticability. No party to this Agreement shall be liable for any failure to perform its obligations hereunder where such failure results from any cause beyond that party's reasonable control, including, for example, an act of God, labor disturbance such as a strike or walkout, war, riot, fire, storm, accident, government regulation or interference, or mechanical, electronic or communications failure.

         8.19. Election of Remedies. The respective rights of the parties to this Agreement shall be cumulative. Each party shall have all other rights and remedies consistent with this Agreement as law and equity may provide. No exercise by any party of one right or remedy shall be deemed to be an exclusive election of rights or remedies.

         8.20. Survival. The provisions of Articles III, IV, V, VI, VII and VIII shall survive any termination of this Agreement.

         8.21. Third Party Beneficiaries. Except with respect to Affiliates of MANAGEMENT SERVICES, nothing in this Agreement shall be construed to create any duty to, any standard of care with reference to, or any liability to any Person not a party to this Agreement. The Affiliates of MANAGEMENT SERVICES are intended third party beneficiaries of this Agreement.

         8.22. Affiliate. An "Affiliate" of an entity means (i) any person or entity directly or indirectly controlled by such entity; (ii) any person or entity directly or indirectly controlling such entity; (iii) any subsidiary of such entity if the entity has a fifty percent (50%) or greater ownership interest in the subsidiary; or (iv) such entity's parent entity if the parent has a fifty percent (50%) or greater ownership interest in the entity. For purposes of this Article III, YRMP is not an Affiliate of MANAGEMENT SERVICES.

         IN WITNESS WHEREOF, MANAGEMENT SERVICES and YRMP have caused this Agreement to be executed by their duly authorized respective officers as of the Effective Date.

                                 NEW YORK RADIATION THERAPY
                                 MANAGEMENT SERVICES, INCORPORATED

                                 By: /s/ Daniel E. Dosoretz
                                     -------------------------------------
                                     Daniel E. Dosoretz, M.D.
                                     President

                                 YONKERS RADIATION MEDICAL PRACTICE,
                                 P.C.

                                 By: /s/ Daniel E. Dosoretz
                                     -------------------------------------
                                     Daniel E. Dosoretz, M.D.
                                     President

                  ADDENDUM TO ADMINISTRATIVE SERVICES AGREEMENT
                                    "Yonkers"

         This Addendum (the "Addendum") is entered into as of January 1, 2000, by and among NEW YORK RADIATION THERAPY MANAGEMENT SERVICES, INCORPORATED, a New York corporation ("MANAGEMENT SERVICES") and YONKERS RADIATION MEDICAL PRACTICE, P.C., a New York professional corporation (the "PC"). This Addendum amends
Section 3.1 of the Administrative Services Agreement, dated January 1, 1999, between the parties (the "Agreement").

         From and after the date hereof, Section 3.1 shall read as follows:

                        3.1. Service Fee. For the services to be provided
                hereunder by MANAGEMENT SERVICES, the PC shall pay to MANAGEMENT SERVICES a monthly Service Fee of $81,250. The parties agree that the Service Fee represents the fair market value of the services provided by MANAGEMENT SERVICES hereunder and that the parties shall meet annually to reevaluate the value of services provided by MANAGEMENT SERVICES and shall establish the fair market value thereof for purposes of this Section 3.1.

Accepted:                                    NEW YORK RADIATION THERAPY
                                             MANAGEMENT SERVICES, INCORPORATED

                                             By: /s/ David Koeninger
                                                 ------------------------------
                                                 Chief Financial Officer

Accepted:                                    YONKERS RADIATION MEDICAL PRACTICE,
                                             P.C.

                                             By: /s/ Daniel E. Dosoretz
                                                 ------------------------------
                                                 Daniel E. Dosoretz, M.D.
                                                 President

                 ADDENDUM TO ADMINISTRATIVE SERVICES AGREEMENT
                                   "Yonkers"

         This Addendum (the "Addendum") is entered into as of January 1, 2001, by and among NEW YORK RADIATION THERAPY MANAGEMENT SERVICES, INC., a New York corporation ("MANAGEMENT SERVICES") and YONKERS RADIATION MEDICAL PRACTICE, P.C., a New York professional corporation (the "PC"). This Addendum amends
Section 3.1 of the Administrative Services Agreement dated January 1, 1999, between the parties (the "Agreement") and replaces the Addendum of that same Section dated January 1, 2000.

         From and after the date hereof, Section 3.1 shall read as follows:

                        3.1. Service Fee. For the services to be provided
                hereunder by MANAGEMENT SERVICES, the PC shall pay to MANAGEMENT SERVICES a monthly Service Fee of $79,166.67. The parties agree that the Service Fee represents the fair market value of the services provided by MANAGEMENT SERVICES hereunder and that the parties shall meet annually to reevaluate the value of services provided by MANAGEMENT SERVICES and shall establish the fair market value thereof for purposes of this Section 3.1.

Accepted:                                     NEW YORK RADIATION THERAPY
                                              MANAGEMENT SERVICES, INC.

                                              By: /s/ David Koeninger
                                                  ------------------------------
                                                  Chief Financial Officer

Accepted:                                      YONKERS RADIATION MEDICAL
                                               PRACTICE, P.C.

                                              By: /s/ Daniel E. Dosoretz
                                                  ------------------------------
                                                  Daniel E. Dosoretz, M.D.
                                                  President

                  ADDENDUM TO ADMINISTRATIVE SERVICES AGREEMENT
                                    "Yonkers"

         This Addendum (the "Addendum") is entered into as of January 1, 2002, by and among NEW YORK RADIATION THERAPY MANAGEMENT SERVICES, INC., a New York corporation ("MANAGEMENT SERVICES") and YONKERS RADIATION MEDICAL PRACTICE, P.C., a New York professional corporation (the "PC"). This Addendum amends
Section 3.1 of the Administrative Services Agreement dated January 1, 1999, between the parties (the "Agreement") and replaces the Addendum of that same Section dated January 1, 2001.

         From and after the date hereof, Section 3.1 shall read as follows:

                        3.1. Service Fee. For the services to be provided
                hereunder by MANAGEMENT SERVICES, the PC shall pay to MANAGEMENT SERVICES a monthly Service Fee of $86,666.67. The parties agree that the Service Fee represents the fair market value of the services provided by MANAGEMENT SERVICES hereunder and that the parties shall meet annually to reevaluate the value of services provided by MANAGEMENT SERVICES and shall establish the fair market value thereof for purposes of this Section 3.1.

Accepted:                                     NEW YORK RADIATION THERAPY
                                              MANAGEMENT SERVICES, INC.

                                              By: /s/ David Koeninger
                                                  ------------------------------
                                                  David Koeninger
                                                  Chief Financial Officer

Accepted:                                     YONKERS RADIATION MEDICAL
                                              PRACTICE, P.C.

                                              By: /s/ Daniel E. Dosoretz
                                                  ------------------------------
                                                  Daniel E. Dosoretz, M.D.
                                                  President

                 ADDENDUM TO ADMINISTRATIVE SERVICES AGREEMENT
                                   "Yonkers"

         This Addendum (the "Addendum") is entered into as of January 1, 2003, by and among NEW YORK RADIATION THERAPY MANAGEMENT SERVICES, INC. a New York corporation ("MANAGEMENT SERVICES") and YONKERS RADIATION MEDICAL PRACTICE, P.C. a New York professional corporation (the "PC"). This Addendum amends Section 3.1 of the Administrative Services Agreement dated January 1, 1999, between the parties (the "Agreement") and replaces the Addendum of that same Section dated January 1, 2002.

         From and after the date hereof, Section 3.1 shall read as follows:

                        3.1. Service Fee. For the services to be provided
                hereunder by MANAGEMENT SERVICES, the PC shall pay to MANAGEMENT SERVICES a monthly Service Fee of $635,833.33. The parties agree that the Service Fee represents the fair market value of the services provided by MANAGEMENT SERVICES hereunder and that the parties shall meet annually to reevaluate the value of services provided by MANAGEMENT SERVICES and shall establish the fair market value thereof for purposes of this Section 3.1.

Accepted:                                     NEW YORK RADIATION THERAPY
                                              MANAGEMENT SERVICES, INC.

                                              By: /s/ David Koeninger
                                                  ------------------------------
                                                  David Koeninger
                                                  Chief Financial Officer

Accepted:                                     YONKERS RADIATION MEDICAL
                                              PRACTICE, P.C.

                                              By: /s/ Daniel E. Dosoretz
                                                  ------------------------------
                                                  Daniel E. Dosoretz, M.D.
                                                  President

                  ADDENDUM TO ADMINISTRATIVE SERVICES AGREEMENT

         This Addendum (the "Addendum") is entered into as of January 1, 2004, by and among NEW YORK RADIATION THERAPY MANAGEMENT SERVICES, INC., a New York corporation ("MANAGEMENT SERVICES") and YONKERS RADIATION MEDICAL PRACTICE, P.C., a New York professional corporation (the "PC"). This Addendum amends
Section 3.1 of the Administrative Services Agreement dated January 1, 1999 between the parties (the "Agreement") and replaces the Addendum of that same Section dated January 1, 2003.

         From and after the date hereof, Section 3.1 shall read as follows:

                        3.1. Service Fee. For the services to be provided
                hereunder by MANAGEMENT SERVICES, the PC shall pay to MANAGEMENT SERVICES a monthly Service Fee of $562,500.00. The parties agree that the Service Fee represents the fair market value of the services provided by MANAGEMENT SERVICES hereunder and that the parties shall meet annually to reevaluate the value of services provided by MANAGEMENT SERVICES and shall establish the fair market value thereof for purposes of this Section 3.1.

                Accepted:                     NEW YORK RADIATION THERAPY
                                              MANAGEMENT SERVICES, INC.

                                              By: /s/ David Koeninger
                                                  ------------------------------
                                                  David Koeninger
                                                  Vice President and CFO

                Accepted:                     YONKERS RADIATION MEDICAL
                                              PRACTICE, P.C.

                                              By: /s/ Daniel E. Dosoretz
                                                  ------------------------------
                                                  Daniel E. Dosoretz, M.D.
                                                  President